CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Daytona Systems, Inc., (the "Company") on Form 10-KSB for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Joseph Meuse, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Meuse

---------------------------

Joseph Meuse

President and Chief Executive Officer

March 5, 2009